UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2011

LEVIATHAN MINERALS GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-53926	27-2205684
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

183 Queen's Road, Unit 8309-10
Central, Hong Kong

(Address of principal executive offices)

62 21 6667 2432

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:

David N. Feldman, Esq.
Peter DiChiara, Esq.
RICHARDSON & PATEL LLP
750 Third Avenue, 9th Floor
New York, New York 10017
Telephone: (212) 869-7000
Facsimile: (917) 591-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A ("Amendment") is filed solely to amend Item 9.01 of the Current Report on Form 8-K filed by Leviathan Minerals Group Incorporated with the Securities and Exchange Commission (the "SEC") on August 26, 2011 (the "Original Filing") to include conformed signatures on all agreements filed with the SEC in the Original Filing, in response to a comment letter received by the staff of the SEC in connection with the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

2.1	Agreement and Plan of Share Exchange*
3.1	Amended and Restated Certificate of Incorporation of Leviathan Minerals Group Incorporated**
3.2	Amended and Restated Bylaws of Leviathan Minerals Group Incorporated**
10.1	Share Cancellation Agreement*
10.2	Form of Shareholder Warrants*
10.3	Securities Purchase Agreement*
10.4	Form of Notes*
10.5	Security Agreement*
10.6	Form of Investor Warrants*

* Attached as an exhibit hereto.
 ** Filed as an exhibit to the Company's Current Report on Form 8-K, as filed with the SEC on July 13, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2011

LEVIATHAN MINERALS GROUP INCORPORATED

By:	/s/ Samuel Zia
Samuel Zia
President and Chief Executive Officer